Exhibit 13.1

Certification Pursuant to 18.U.S.C. Section 1350,

As adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Nano Dimension Ltd. (the “Company”) on Form 20-F for the period ending December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I the undersigned, being the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)  The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2025
/s/ Ofir Baharav
Ofir Baharav
Chief Executive Officer